                                                                    Exhibit 10.2


                           Entrust Technologies Inc.


              SERIES B NON-VOTING COMMON STOCK PURCHASE AGREEMENT


                            dated January 31, 1997

                                Table of Contents
                                -----------------

                                                                                      Page No.
1.   Authorization and Sale of Shares........................................................1

     1.1       Authorization.................................................................1
     1.2       Sale of Shares................................................................1

2.   The Closing.............................................................................1

3.   Representations of the Company..........................................................1

     3.1       Exception to Section 3.2 of the Purchase Agreement............................2
     3.2       Exception to Section 3.4 of the Purchase Agreement............................3
     3.3       Exception to Section 3.5 of the Purchase Agreement............................3
     3.4       Exception to Section 3.6 of the Purchase Agreement............................4

4.   Representations of the Purchaser........................................................4

     4.1       Investment....................................................................4
     4.2       Authority.....................................................................4
     4.3       Experience....................................................................5
     4.4       Accredited Investor Status....................................................5

5.   Conditions to the Obligations of the Parties............................................5

     5.1       Conditions to the Obligation of the Purchaser.................................5
     5.2       Condition to the Obligation of the Company....................................6

6.   Covenants of the Company................................................................6

     6.1       Exception to Section 7.11 of the Purchase Agreement...........................6
     6.2       Exception to Section 7.12(b) of the Purchase Agreement........................6

7.   Transfer of Shares......................................................................6

     7.1       Restricted Shares.............................................................6
     7.2       Requirements for Transfer.....................................................6
     7.3       Legend........................................................................7
     7.4       Rule 144A Information.........................................................7

8.   Miscellaneous...........................................................................7

     8.1       Successors and Assigns........................................................7
     8.2       Confidentiality...............................................................8
     8.3       Survival of Representations and Warranties....................................8
     8.4       Notices.......................................................................8
     8.5       Brokers.......................................................................9
     8.6       Entire Agreement..............................................................9
     8.7       Amendments and Waivers........................................................9
     8.8       Counterparts.................................................................10
     8.9       Section Headings.............................................................10
     8.10      Severability.................................................................10
     8.11      Governing Law................................................................10

EXHIBITS
--------

Exhibit A - Articles of Amendment
Exhibit B - List of Stockholders
Exhibit C - Exceptions of Representations
Exhibit D - Form of Stockholder Agreement and Waiver

              SERIES B NON-VOTING COMMON STOCK PURCHASE AGREEMENT
              ---------------------------------------------------


     This Agreement dated as of January 31, 1997 is entered into by and among Entrust Technologies Inc., a Maryland corporation (the "Company"), and Societe Generale Investment Corporation (the "Purchaser"). Except as otherwise provided herein, all capitalized terms have the same meaning as in the Series B Common Stock Purchase Agreement dated as of December 31, 1996 entered into by and among the Company and the individuals and entities listed on Exhibit A thereto (the
                                                       ---------
"Purchase Agreement").

     In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

      1.  Authorization and Sale of Shares.
          --------------------------------

          1.1  Authorization.  The Company has, or before the Closing (as
               -------------
defined in Section 2) will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement, of 2,500 shares of its Series B Non-Voting Common Stock, $.01 par value per share (the "Series B Non-Voting Common Stock"), having the rights, restrictions, privileges and preferences set forth in the Articles of Amendment to the Charter attached hereto as Exhibit A (the "Articles
                                                        ---------
of Amendment"). The Company has, or before the Closing will have, adopted and filed the Articles of Amendment with the State Department of Assessments and Taxation of the State of Maryland.

          1.2  Sale of Shares.  Subject to the terms and conditions of this
               --------------
Agreement, at the Closing the Company will sell and issue to the Purchaser, and the Purchaser will purchase, 2,500 shares of Series B Non-Voting Common Stock for the purchase price of $100 per share. The shares of Series B Non-Voting Common Stock being sold under this Agreement are referred to as the "Shares."

      2.  The Closing.  The closing ("Closing") of the sale and purchase of the
          -----------
Shares under this Agreement shall take place at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts at 10:00 a.m. on January 31, 1997. At the Closing, the Company shall deliver to the Purchaser a certificate for the Shares being purchased by the Purchaser, registered in the name of the Purchaser, against payment to the Company of the purchase price therefor, by wire transfer, check, or other method acceptable to the Company. The date of the Closing is hereinafter referred to as the "Closing Date."

      3.  Representations of the Company.  Except as set forth below or in
          ------------------------------
Exhibit C hereto, each of the  representations and warranties contained in
---------
Sections 3.1 to 3.26 of the Purchase Agreement is true and correct on and as of the date hereof with the same effect as though such representation or warranty had been made on and as of the date hereof. Except as set forth below or in Exhibit C hereto, such
                                                 ---------
representations and warranties, and the exhibits referred to therein, are incorporated by reference herein and shall be deemed to be a part of this Agreement; provided, however, that (a) any defined term contained in the representations and warranties that is redefined in this Agreement shall have the meaning set forth in this Agreement and (b) all references to Exhibit C
                                                                  ---------
contained in such representations and warranties shall be deemed to refer to Exhibit C to the Purchase Agreement.
---------

          3.1  Exception to Section 3.2 of the Purchase Agreement.  Section 3.2
               --------------------------------------------------
of the Purchase Agreement is hereby deleted in its entirety and the following
Section 3.2 is inserted in lieu thereof:

           "3.2     Capitalization.  The authorized capital stock of the Company
                    --------------
     (immediately prior to the Closing) consists of (a) 15,000,000 shares of Series A Common Stock, $.01 par value per share (the "Series A Common Stock"), of which 507,500 shares are issued and outstanding, (b) 260,000 shares of Series B Common Stock, $.01 par value per share, of which 257,500 shares are issued and outstanding (the "Series B Common Stock"), (c) 260,000 shares of Series B Non-Voting Common Stock, none of which shares are issued and outstanding, (d) 2,500,000 shares of Special Voting Stock, $.01 par value per share, of which 192,500 shares are issued and outstanding, and (e) 500,000 shares of Preferred Stock, $.01 par value per share, none of which shares are issued or outstanding (such shares of capital stock of the Company referred to in clauses (a), (b), (c), (d) and
     (e) of this sentence being collectively referred to herein as the "Company Capital Stock"). The authorized capital stock of the Canadian Subsidiary (immediately prior to the Closing) consists of (a) an unlimited number of common shares, without par value per share, of which 100,000 shares are issued and outstanding (the "Canadian Common Shares"), (b) an unlimited number of exchangeable shares, without par value per share, of which 192,500 shares are issued and outstanding (the "Exchangeable Shares"), and
     (c) an unlimited number of special shares, without par value per share, of which no shares are issued and outstanding (the "Special Shares"), which, together with the Canadian Common Shares and the Exchangeable Shares, are referred to herein as the "Canadian Capital Stock." The Board of Directors of the Company has declared (a) a ten-for-one split of the Series A Common Stock in the form of a stock dividend in which holders of record of Series A Common Stock on February 5, 1997 (the "Record Date") will receive, on or about February 7, 1997 (the "Distribution Date"), nine shares of Series A Common Stock for each share of Series A Common Stock held as of the Record Date and (b) a ten-for-one split of the Special Voting Stock in the form of a stock dividend in which holders of record of Special Voting Stock on the Record Date will receive, on or about the Distribution Date, nine shares of Special Voting Stock for each share of Special Voting Stock held as of the Record Date. The Board of Directors of the Canadian Subsidiary has declared a ten-for-one split of the Exchangeable Shares in the form of a stock dividend in which holders of record of Exchangeable Shares on the Record Date will receive, on or about the Distribution Date, nine Exchangeable Shares for each Exchangeable Share held as of the Record Date. All of the issued and outstanding shares of Company Capital Stock and Canadian Capital Stock (together, the "Entrust Capital Stock") have been duly authorized and validly issued, are fully paid and nonassessable. Except as otherwise waived or as set forth in Exhibit C to the Purchase
                                                   ---------
     Agreement or pursuant to the terms of the Entrust Capital Stock, (a) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of Entrust Capital Stock is authorized or outstanding, (b) neither the Company nor the Canadian Subsidiary has any obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company or the Canadian Subsidiary, as the case may be, and (c) neither the Company nor the Canadian Subsidiary has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. All of the issued and outstanding shares of Entrust Capital Stock have been offered, issued and sold by the Company or the Canadian Subsidiary, as the case may be, in compliance with applicable Federal, Canadian, state and provincial securities laws."

          3.2  Exception to Section 3.4 of the Purchase Agreement.  The
               --------------------------------------------------
reference to "Exhibit D" in Section 3.4 of the Purchase Agreement shall be
              ---------
deemed to refer to Exhibit B of this Agreement.
                   ---------

          3.3  Exception to Section 3.5 of the Purchase Agreement.  Section 3.5
               --------------------------------------------------
of the Purchase Agreement is hereby deleted in its entirety and the following
Section 3.5 is inserted in lieu thereof:

          "3.5  Issuance of Shares.  The issuance, sale and delivery of the
                ------------------
     Shares in accordance with this Agreement, the issuance and delivery of the shares of Series B Common Stock issuable upon exchange of the Shares, and the issuance and delivery of the shares of Series A Common Stock issuable upon conversion of such shares of Series B Common Stock, have been, or will be on or prior to the Closing, duly authorized by all necessary corporate action on the part of the Company, and all such shares have been duly reserved for issuance. The Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, the shares of Series B Common Stock issuable upon exchange of the Shares, and the shares of Series A Common Stock issuable upon conversion of such shares of Series B Common Stock, when issued upon such exchange or conversion, as the case may be, will be duly and validly issued, fully paid and non-assessable."

          3.4  Exception to Section 3.6 of the Purchase Agreement.  The first
               --------------------------------------------------
sentence in Section 3.6 of the Purchase Agreement is hereby deleted in its entirety and the following sentence inserted in lieu thereof:

          "The execution, delivery and performance by the Company of this Agreement, the Stockholder Agreement and Waiver of even date hereof by and among the Company and the persons whose signatures are set forth therein (the "Stockholder Agreement and Waiver") and all other agreements required to be executed by the Company on or prior to December 31, 1996 pursuant to Section 5.4 of the Purchase Agreement (with the Stockholder Agreement and Waiver, the "Ancillary Agreements"), and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action."

      4.  Representations of the Purchaser.  The Purchaser represents and
          --------------------------------
warrants to the Company as follows:

          4.1  Investment.  The Purchaser is acquiring the Shares, the shares of
               ----------
Series B Common Stock for which the Shares may be exchanged, and the shares of Series A Common Stock into which such shares of Series B Common Stock may be converted, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Exhibits hereto, the Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

          4.2  Authority.  The Purchaser has full power and authority to enter
               ---------
into and to perform this Agreement in accordance with its terms. The Purchaser represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

          4.3  Experience.  The Purchaser has carefully reviewed the
               ----------
representations concerning the Company contained in this Agreement, has read the Company's Confidential Private Placement Memorandum, dated November 1996, and has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to the Purchaser any and all written information which it has requested and have answered to the Purchaser's satisfaction all inquiries made by the Purchaser; and the Purchaser has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and is able financially to bear the risks thereof.

          4.4  Accredited Investor Status.  The Purchaser is an "accredited
               --------------------------
investor" as defined in Rule 501(a) under the Securities Act.

      5.  Conditions to the Obligations of the Parties.
          --------------------------------------------

          5.1  Conditions to the Obligation of the Purchaser.  The obligation of
               ---------------------------------------------
the Purchaser to purchase the Shares at the Closing is subject to the fulfillment, or the waiver by the Purchaser, of each of the following conditions on or before the Closing:

          (a) Accuracy of Representations and Warranties.  Each representation
              ------------------------------------------
and warranty contained in, or incorporated by reference in, Section 3 shall be true on and as of the Closing Date with the same effect as though such representation and warranty had been made on and as of that date.

          (b) Performance.  The Company shall have performed and complied with
              -----------
all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

          (c) Opinion of Counsel.  The Purchaser shall have received an opinion
              ------------------
form Hale and Dorr LLP, counsel for the Company, dated the Closing Date, addressed to the Purchaser, and substantially in the form delivered in connection with the closing of the transactions contemplated by the Purchase Agreement.

          (d) Stockholder Agreement and Waiver.  The Stockholder Agreement and
              --------------------------------
Waiver attached hereto as Exhibit D (the "Stockholder Agreement") shall have
                          ---------
been executed and delivered by the Company and each of the stockholders of the Company.

          (e) Certificates and Documents.  The Company shall have delivered to
              --------------------------
the Purchaser a certificate of the Secretary of the Company substantially in the form delivered in connection with the closing of the transactions contemplated by the Purchase Agreement.

          (f) Compliance Certificate.  The Company shall have delivered to the
              ----------------------
Purchaser a certificate, executed by the President of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in Subsections (a), (b), (d) and (e) of Section 5.1 of this Agreement.

          5.2  Condition to the Obligation of the Company.  The obligation of
               ------------------------------------------
the Company under Section 1.2 of this Agreement is subject to the execution and delivery of the Stockholder Agreement by each of the stockholders of the Company.

      6.  Covenants of the Company.  Except as set forth below, the Company
          ------------------------
agrees to all covenants contained in Section 7 of the Purchase Agreement other than the covenants contained in Sections 7.10 and 7.12(c) of the Purchase Agreement. Except as set forth below, such covenants (including the termination provisions of Section 7.3 of the Purchase Agreement) are incorporated by reference herein and shall be deemed to be a part of this Agreement; provided, however, that any defined term contained in the covenants that is redefined in this Agreement shall have the meaning set forth in this Agreement.

          6.1  Exception to Section 7.11 of the Purchase Agreement.  All
               ---------------------------------------------------
references to "the date hereof" in Section 7.11 of the Purchase Agreement shall be deemed to refer to December 31, 1996.

          6.2  Exception to Section 7.12(b) of the Purchase Agreement.  The
               ------------------------------------------------------
reference to "the Closing Date" in Section 7.12(b) of the Purchase Agreement shall be deemed to refer to December 31, 1996.

      7.  Transfer of Shares.
          ------------------

          7.1  Restricted Shares.  "Restricted Shares" means (a) the Shares, (b)
               -----------------
the shares of Series B Common Stock issued or issuable in exchange for the Shares, (c) the shares of Series A Common Stock issued or issuable upon conversion of such shares of Series B Common Stock, and (d) any other shares of capital stock of the Company issued in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events).

           7.2 Requirements for Transfer.
               -------------------------

          (a)  Restricted Shares shall not be sold or transferred unless either
(i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

          (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for a transfer (i) by any Purchaser which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, if the transferee agrees in writing to be subject to the terms of this Section 7 to the same extent as if he were an original Purchaser hereunder, (ii) to any trust beneficiary, in the case of any Purchaser that is a trust, (iii) to any member, in the case of any Purchaser that is a limited liability company or (iv) made in accordance with Rule 144 under the Securities Act.

          7.3  Legend.  Each certificate representing Restricted Shares shall
               ------
bear a legend substantially in the following form:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

     The foregoing legend shall be removed from the certificates representing any Restricted Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

          7.4  Rule 144A Information.  The Company shall, at all times during
               ---------------------
which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the written request of the Purchaser, provide in writing to the Purchaser and to any prospective transferee of any Restricted Shares of the Purchaser the Rule 144A Information. The Company's obligations under this
Section 7.4 shall at all times be contingent upon receipt from the prospective transferee of Restricted Shares of a written agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than persons who will assist such transferee in evaluating the purchase of any Restricted Shares.

      8.  Miscellaneous.
          -------------

          8.1  Successors and Assigns.  This Agreement, and the rights and
               ----------------------
obligations of the Purchaser hereunder, may be assigned by the Purchaser to any person or entity to which Shares are transferred by the Purchaser, and such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company.

          8.2  Confidentiality.  The Purchaser agrees that it will keep
               ---------------
confidential and will not disclose or divulge or use any confidential, proprietary or secret information which the Purchaser may obtain from the Company pursuant to the Memorandum or financial statements, reports and other materials submitted by the Company to the Purchaser pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder, unless such information is known, or until such information becomes known, to the public;

provided, however, that the Purchaser may disclose such information (a) to its
--------  -------
attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (b) to any prospective purchaser of any Shares from the Purchaser as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section 8.2 or (c) to any affiliate of the Purchaser or to a partner, beneficiary, member, shareholder or subsidiary of the Purchaser who agrees in writing to be bound by the provisions of this Agreement.

          8.3  Survival of Representations and Warranties.  All agreements,
               ------------------------------------------
representations and warranties contained herein, or incorporated by reference herein, shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

          8.4  Notices.  All notices, requests, consents, and other
               -------
communications under this Agreement shall be in writing and shall be deemed delivered (a) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

     If to the Company, at Entrust Technologies Inc., 2 Constellation Crescent, Nepean, Ontario, Canada K2G 5J9, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchaser, with a copy to John A. Burgess, Esq., Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109; or

     If to the Purchaser, at Societe Generale Investment Corporation, 1221 Avenue of the Americas, Tenth Floor, New York, New York 10020, Attention: David
I. Brunson, or at such other address or addresses as may have been furnished to the Company in writing by the Purchaser, with a copy to Richard Stenberg, Esq., Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019.

     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended.

Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 8.4.

          8.5  Brokers.  The Purchaser (a) represents and warrants to the
               -------
Company that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (b) will indemnify and save the Company harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party. The Company (a) represents and warrants to the Purchaser that except for its retention of DLJ, it has retained no finder or broker in connection with the transactions contemplated by this Agreement and
(b) will indemnify and save the Purchaser harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

          8.6  Entire Agreement.  This Agreement, together with the provisions
               ----------------
of the Purchase Agreement specifically incorporated by reference herein, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

          8.7  Amendments and Waivers.  Except as otherwise expressly set forth
               ----------------------
in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Purchasers holding at least two-thirds of the shares of Series B Common Stock issued or issuable upon exchange of the Shares. Any amendment or waiver effected in accordance with this Section 8.7 shall be binding upon all Purchasers, each future holder of any Shares (including shares of Series B Common Stock into which such Shares have been converted), and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          8.8  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

          8.9  Section Headings.  The section headings are for the convenience
               ----------------
of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

          8.10      Severability.  The invalidity or unenforceability of any
                    ------------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          8.11      Governing Law.  This Agreement shall be governed by and
                    -------------
construed in accordance with the laws of the State of Maryland, without giving effect to conflict-of-laws principles.



     IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.


                              ENTRUST TECHNOLOGIES INC.


                              By: /s/ John A. Ryan
                                 -----------------------------
                                  Name:  John A. Ryan
                                  Title:    President



                              SOCIETE GENERALE INVESTMENT
                              CORPORATION


                              By: /s/ David I. Brunson
                                 -----------------------------
                                  Name:  David I. Brunson
                                  Title:  President